EXHIBIT (5)

FORM OF APPLICATION

ANNUITY APPLICATION TO FAMILY LIFE INSURANCE COMPANY

Make check payable to Family Life Insurance Company and send with Application to:

Family Life Insurance Company, Annuity Service Office, P.O. Box 1410, Kansas City, Missouri 64141

1. PROPOSED ANNUITANT:                                                                                   Birthdate:

(print name)                                                                      Month    Day    Year

Address:                                                                                                                        Soc. Sec. #:

                                                 (street)                                                                           Sex:                ☐ Male             ☐ Female

                                                 (city, state and zip)

    (If Proposed Annuitant is not to be the Owner)

2. OWNER:                                                                                                        Soc. Sec. # or Tax ID #:

                                                         (print name)

Address:

                                                 (street, city, state and zip)

Contingent Owner:                                                                                           Relationship to Owner:

                                                 (print name)

3. BENEFICIARY:                                                                                           Relationship to Owner:

                                                         (print name)

Contingent Beneficiary:                                                                                   Relationship to Owner:

                                                 (print name)

4. FIRST PURCHASE PAYMENT: Variable Annuity $ Fixed Annuity $	6. SELECTION OF ANNUITY OPTION: * ☐ Withdrawable Deposit At Interest * ☐ Payments of Fixed Amount

5. VARIABLE ANNUITY     Sub-Account Allocations:

    Merrill Lynch Variable Series Funds, Inc.

            Reserve Assets Funds                               %

            U.S. Gov’t Money Fund                           %

            Prime Bond Funds                                    %

            High Current Income Fund                       %

            Quality Equity Funds                                %

            Equity Growth Fund                                 %

    * ☐ Payments for a Fixed Period

    * ☐ Life Annuity with Guaranteed Return of Contract Value

      ☐ Life Annuity

      ☐ Life Annuity – 10 Years Guaranteed

      ☐ Life Annuity -20 Years Guaranteed

      ☐ Joint & Survivor Life Annuity

      Name of Second Person:

      Birthdate:

                                    Month        Day        Year

      Relationship to Owner:

*Not available with Variable Annuity        *Not available in Wisconsin.

7. ANNUITY DATE: First Day of Month/Year (not later than first day of next month after Annuitant’s 85th Birthday)

If applied for in connection with tax-qualified plan, other than IRA,

8. attach adoption agreements

☐ “HR-10”*        ☐ IRA*        ☐ 401(a)        ☐ 403(b)*

*Proposed Annuitant must be the Owner. Annuity contract will be appropriately endorsed.

9. Will the annuity applied for replace or change any existing annuity or life insurance? ☐ Yes ☐ No If “Yes,” explain	REMARKS:

A copy of this application signed by the agent will be the receipt to the first purchase payment. If this application is declined, the Company will have no liability except to return the first purchase payment.

I have read the above statements and present that they are complete and true to the best of my knowledge and belief. I agree that this application shall be part of any annuity contract issued by the Company.

☐ If applying for IRA, I acknowledge receipt of IRA disclosure statement.

IF THIS APPLICATION IS FOR VARIABLE ANNUITY, I UNDERSTAND THAT CONTRACT VALUES AND ANNUITY PAYMENTS WILL BE BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT; THAT THEY ARE VARIABLE AN NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS. I ACKNOWLEDGE RECEIPT OF CURRENT PROSPECTUSES FOR THE VARIABLE ANNUITY AND FOR THE MUTUAL FUNDS SELECTED IN QUESTION 5.

Signed at                                                                                                        on

                                                                                                                                                                    Date

I certify that to the best of my knowledge and belief the annuity

Applied for (does) (does not) replace any other annuity or Insurance.

                                                                                                                                                            Signature of Proposed Annuitant

            Signature of Licensed Agent                                                                                                Signature of Owner

            Print Agent Name

Customer Account No.                                          Office No.                                                   Production No.